UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Check the appropriate box:

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

QUALITY DISTRIBUTION, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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4041 Park Oaks Boulevard, Suite 200

Tampa, Florida 33610

April 19, 2011

Dear Fellow Shareholder:

You are cordially invited to attend the annual meeting of shareholders of Quality Distribution, Inc., which will be held on Tuesday, May 24, 2011, beginning at 10:00 a.m., Eastern Time. The meeting will be held at the Hilton Garden Inn located at 10309 Highland Manor Drive, Tampa, Florida, 33610. The purpose of the meeting is to consider and vote upon the proposals explained in the accompanying notice of annual meeting of shareholders and the proxy statement.

A formal notice describing the business to come before the meeting, a proxy statement and a proxy card are enclosed. We have also enclosed our 2010 Annual Report on Form 10-K for your review, which contains detailed information concerning our financial performance and activities during 2010.

It is important that your shares be represented at the annual meeting. Whether or not you plan to attend the annual meeting in person, please vote your shares by completing, signing and dating the enclosed proxy card, and returning it in the enclosed, postage-paid envelope. If you later decide to attend the annual meeting and vote in person, or if you wish to revoke your proxy for any reason before the vote at the annual meeting, you may do so and your proxy will have no further effect.

Sincerely,

Gary R. Enzor

Chief Executive Officer

Enclosures

4041 Park Oaks Boulevard, Suite 200

Tampa, Florida 33610

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

MAY 24, 2011

The annual meeting of shareholders of Quality Distribution, Inc. will be held on Tuesday, May 24, 2011, at 10:00 a.m., Eastern Time at the Hilton Garden Inn, located at 10309 Highland Manor Drive, Tampa, Florida 33610 for the following purposes:

(1)	to elect seven directors;

(2)	to ratify the appointment of PricewaterhouseCoopers LLP as the independent registered certified public accounting firm for 2011; and

(3)	to transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Shareholders of record at the close of business on April 7, 2011, are entitled to notice of the meeting and are entitled to vote at the meeting in person or by proxy. Only shareholders or their proxy holders are invited to attend the meeting.

By Order of the Board of Directors

Jonathan C. Gold

Corporate Secretary

Tampa, Florida

April 19, 2011

IMPORTANT

Whether or not you expect to attend the meeting in person, we urge you to complete, sign, date and return the enclosed proxy card at your earliest convenience. This will ensure that your vote will be counted at the meeting. Promptly completing, signing, dating and returning the proxy card will save the Company the expense and effort of additional solicitation. An addressed envelope, for which no postage is required if mailed in the United States, is enclosed for the purpose of returning your proxy card. Sending in your proxy card will not prevent you from voting your shares at the meeting if you desire to do so, as your proxy is revocable at your option. “Street name” shareholders who wish to vote in person will need to obtain a proxy from the person in whose name their shares are registered.

PROXY STATEMENT FOR 2011 ANNUAL MEETING OF SHAREHOLDERS

You have received this proxy statement and the accompanying notice of annual meeting and proxy card as an owner of the common stock, no par value, of Quality Distribution, Inc., in connection with the solicitation of proxies by the Board of Directors (the “Board”) for use at Quality Distribution’s 2011 annual meeting of shareholders.

Unless the context requires otherwise, references in this proxy statement to “Quality Distribution,” “QDI,” the “Company,” “we,” “us,” or “our” refer to Quality Distribution, Inc. and its consolidated subsidiaries.

Your vote is very important. For this reason, the Board is requesting that you allow your common stock to be represented at the 2011 annual meeting of shareholders by the proxies named on the enclosed proxy card. We are first mailing this proxy statement and the proxy card on or about April 19, 2011.

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Time and Place	May 24, 2011 10:00 a.m. Eastern Time Hilton Garden Inn 10309 Highland Manor Drive Tampa, Florida 33610

Items to be Voted Upon	You will be voting on the following matters:

(1) the election of seven directors;

(2) the ratification of the appointment of the independent registered certified public accounting firm; and

(3) such other business as is properly brought before the meeting and at any adjournment or postponement of the meeting.

Who May Vote	You are entitled to vote your common stock if our records show that you held your shares as of the close of business on the record date, April 7, 2011. Each shareholder is entitled to one vote for each share of common stock held on that date, at which time we had 23,536,869 shares of common stock outstanding and entitled to vote. Common stock is our only issued and outstanding class of stock.

How to Vote	You may vote in person at the meeting or by proxy. We recommend you vote by proxy even if you plan to attend the meeting. You can always change your vote at the meeting. If you hold shares in “street name” (that is, through a bank, broker or other nominee) and would like to attend the annual meeting, you will need to bring an account statement or other acceptable evidence of ownership of our common stock as of the close of business on April 7, 2011, the record date for voting. In order to vote in person at the annual meeting, you may contact the person in whose name your shares are registered and obtain a proxy from that person and bring it to the annual meeting.

Voting Shares in Fiduciary Account

If you received this proxy statement from your broker or other fiduciary, your broker or fiduciary should have given you instructions for directing how that person or entity should vote your shares. It will then be your broker or fiduciary’s responsibility to vote your shares for you in the manner you direct. Please complete, execute and return the proxy card or other instructions in the envelope provided by your broker or utilize telephone or internet voting procedures if provided to you.

Voting your shares in this manner will not affect your right to vote in person if you decide to attend the meeting, however, you must first request a legal proxy from your broker or other fiduciary or the enclosed proxy card. Obtaining a legal proxy prior to the deadline stated above will automatically cancel any voting directions you have previously given with respect to your shares.

Brokers generally may vote on routine matters, such as the ratification of an independent public accounting firm, but may not vote on non-routine matters unless they have received voting instructions from the person for whom they are holding shares. The election of directors is considered a non-routine matter. Therefore, if you do not provide directions to your broker as to how you want your shares voted, your broker is not permitted to vote in the election of directors. If there is a non-routine matter presented to shareholders at the meeting and your broker or fiduciary does not receive instructions from you on how to vote on that matter, your broker or fiduciary will return the proxy card to us, indicating that he or she does not have the authority to vote on that matter. This is generally referred to as a “broker non-vote” and may affect the outcome of the voting on those matters.

Proxy Card	If you complete, sign, date and return your proxy card before the annual meeting, we will vote your shares as you direct. You have three choices on each matter to be voted upon. For the election of directors, you may vote for (1) all of the nominees, (2) none of the nominees, or (3) all of the nominees except those you designate. For the other item of business, you may vote “FOR” or “AGAINST” the matter, or you may “ABSTAIN” from voting.

If you return your signed proxy card but do not specify how you want to vote your shares, we will vote your shares:

• “FOR” the election of all seven nominees for director identified on pages 4 and 5;

• “FOR” the ratification of appointment of PricewaterhouseCoopers LLP as our independent registered certified public accounting firm for 2011; and

• in our discretion as to other business that properly comes before the meeting or at any adjournment or postponement of the meeting.

Changing Your Vote	You can revoke your proxy at any time before it is voted at the annual meeting by:

• submitting a new proxy with a later date by signing and returning a proxy card to the Company;

• attending the annual meeting and voting in person; or

• sending written notice of revocation addressed to Jonathan C. Gold, our Corporate Secretary, at the address of the Company.

Quorum	A quorum is required to hold an annual meeting and conduct business. A quorum at the annual meeting will consist of a majority of the votes entitled to be cast by holders of shares of our common stock.

Votes Required	Nominees for election as a director are elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present. The ratification of the appointment of the independent registered certified public accounting firm will be approved if the votes cast at a meeting at which a quorum is present favoring the matter exceed the votes cast opposing it. Any other matters will be approved if the votes cast at a meeting at which a quorum is present favoring the matter exceed the votes cast opposing the matter, unless a greater number of affirmative votes is required for approval of that matter under our Articles of Incorporation or By-laws or the Florida Business Corporation Act.

All votes will be tabulated by an inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes and abstentions. Under Florida corporate law, abstentions and broker non-votes are treated as shares of common stock that are present and entitled to vote for purposes of determining the presence of a quorum. Since abstentions and broker non-votes are not considered votes cast on a proposal and are not considered votes opposing the election of a director or other actions, abstentions and broker non-votes will have no effect on the election of directors or the ratification of the appointment of our independent registered certified public accounting firm.

Solicitation	We will bear the entire cost of soliciting proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy card and any additional information furnished to shareholders. We have engaged Phoenix Advisory Partners to assist us with the distribution of proxies (but not the solicitation thereof). We expect to pay Phoenix Advisory Partners approximately $5,500 for its services. We will reimburse banks, brokerage houses, fiduciaries and custodians for their costs of forwarding solicitation materials to beneficial owners of our common stock. In addition to solicitations by mail, our directors, officers or other regular employees of the Company, without additional compensation, may solicit proxies by telephone, facsimile, e-mail or in person.

PROPOSAL 1:

ELECTION OF DIRECTORS

Our Articles of Incorporation and By-laws provide that our Board shall comprise no less than one or more than 13 directors. Vacancies on the Board may be filled only by the Board. A director elected to fill a vacancy shall hold office until the next annual meeting of shareholders and until such director’s successor is elected and qualified.

Our Board is currently composed of eight members. The Board has decided to reduce its size from eight seats to seven at the annual meeting. Each of our directors is required to stand for re-election every year, and the Corporate Governance Committee has nominated only current directors to serve for the next term. If elected at the annual meeting, each of the seven nominees below would serve until the 2012 annual meeting and until his successor is elected and qualified, or until such director’s earlier death, disability, resignation or removal.

Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the meeting. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the nominees named below. If any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of a substitute nominee proposed by the Board. Each person nominated for election has agreed to serve if elected, and we have no reason to believe that any nominee will be unable to serve.

Set forth below is biographical information for each person nominated. There are no family relationships among any of our directors or executive officers.

Nominees for Election for a One-Year Term Expiring at the 2012 Annual Meeting

Kevin E. Crowe (28)  has been a director of QDI since November 2009. Mr. Crowe has been employed by Apollo Management, L.P. (“Apollo”) since August of 2006. From June of 2004 until June of 2006, Mr. Crowe was a member of the Financial Sponsors Group within the Global Banking department at Deutsche Bank. Mr. Crowe graduated in 2004 from Princeton University with an AB in Economics and a certificate in Finance. Mr. Crowe is a director of Prestige Cruise Holdings, Inc. Mr. Crowe’s education and experience in the global banking sector enable him to provide the Board insight regarding QDI’s liquidity and capital resources issues as well as other complex financial issues that QDI may experience.

Gary R. Enzor (48)  has been a director of QDI since 2008. He has served as our Chief Executive Officer since June 2007 and as President of QDI since November 2005. Mr. Enzor joined QDI in December 2004 as Executive Vice President and Chief Operating Officer. Prior to joining QDI, Mr. Enzor served as Executive Vice President and Chief Financial Officer of Swift Transportation Company, Inc. since August 2002. Prior to Swift, Mr. Enzor held executive positions with Dell Computer and AlliedSignal, Inc. (now Honeywell International, Inc.). Mr. Enzor provides QDI’s Board of Directors with an intimate knowledge of our operations as well as industry knowledge from his considerable experience in the trucking sector.

Richard B. Marchese (69)  has been a director of QDI since January 2004. Mr. Marchese served as QDI’s interim Chief Financial Officer from September through November 2004. Mr. Marchese served as Vice President Finance, Chief Financial Officer and Treasurer of Georgia Gulf Corporation from 1989 until his retirement at the end of 2003. Prior to 1989, Mr. Marchese served as the Controller of Georgia Gulf Corporation and prior to that as the Controller of the Resins Division of Georgia Pacific Corporation. Mr. Marchese is a director of Nalco Holding Company, BlueLinx Holdings, Inc. and Texas Petrochemicals, Inc. Mr. Marchese brings extensive finance and operations experience to QDI. His experience as a director of public companies in various industries enables Mr. Marchese to bring a broad perspective to QDI’s Board.

Thomas R. Miklich (64)  has been a director of QDI since May 2005. Since 2010, he has served as Vice President and Chief Financial Officer of Ferro Corp., a producer of specialty materials and chemicals. He was Chief Financial Officer of OM Group, Inc., a chemical company specializing in nickel and cobalt products, from 2002 until his retirement in 2004. Prior to that, he was Chief Financial Officer and General Counsel of Invacare Corporation from 1993 to 2002. Mr. Miklich was a director of United Agri Products from 2004 until its sale in 2007. He was a director of Titan Technology Partners, a privately held IT consulting firm, from 2004 until 2007 and its CFO from 2005 until 2007. He is a director of Noranda Aluminum Holding Corporation and was previously a director of UAP Holding Corp. Mr. Miklich is a CPA (inactive) and an attorney (inactive). Mr. Miklich can provide the Board with valuable insight into the environment our customers face as he has over 30 years of diverse financial and legal experience with mid-to-large capitalization public companies, including those in the chemical industry.

M. Ali Rashid (34)  has been a director of QDI since June 2005 and is a partner of Apollo. He has been employed with Apollo since 2000. Prior to joining Apollo, Mr. Rashid was employed by the Goldman Sachs Group, Inc. in the Financial Institutions Group of its Investment Banking Division from August 1998 to July 2000. Mr. Rashid received an MBA from the Stanford Graduate School of Business and graduated Magna Cum Laude and Beta Gamma Sigma from Georgetown University with a B.S. in Business Administration. He is a director of Metals USA, Inc., Realogy Corporation and Noranda Aluminum Holding Corporation. Mr. Rashid brings to the Board experience with complex financial issues facing highly-leveraged organizations like QDI from his current position at Apollo and his prior investment banking experience. He also provides the Board with an understanding of executive compensation and incentive arrangements from his work experience and service on other public company boards of directors.

Alan H. Schumacher (64)  has been a director of QDI since May 2004. Mr. Schumacher is a member of the Federal Accounting Standards Advisory Board. From 1977 to 2000, he served in various financial positions at American National Can and American National Can Group, the last four years serving as Executive Vice President and Chief Financial Officer. Mr. Schumacher was a director of Anchor Glass Container Inc. from 2003 until 2006. Mr. Schumacher is a director of BlueLinx Holdings, Inc., Equable Ascent Financial, School Bus Holdings Inc., North American Bus Industries and Noranda Aluminum Holding Corporation. With his years of financial reporting experience, including service as a Chief Financial Officer and on other public company audit committees, Mr. Schumacher provides the Board of Directors with experience in oversight of financial reporting and internal controls.

Thomas M. White (53)  has been a director of QDI since November 6, 2007. Mr. White joined Apollo in May 2007 as an Operating Partner in the distribution and transportation industries. He is currently serving as Chief Financial Officer of SkyLink Aviation, Inc., an Apollo owned entity based in Toronto. During 2009, Mr. White served as interim Chief Financial Officer of CEVA Group, plc, an Apollo owned entity based in the Netherlands. From 2002 to 2007, Mr. White was the Senior Vice President, Chief Financial Officer and Treasurer of Hub Group, Inc., a NASDAQ listed company providing transportation management, intermodal, truck brokerage and logistics services. Prior to joining Hub Group, Mr. White was a senior audit partner with Arthur Andersen, which he joined in 1979. Mr. White currently serves on the board of directors of CEVA Group plc and Landauer, Inc. Mr. White served on the board of directors of FTD, Inc. until its sale in August 2008. Mr. White is a CPA. With his experience as a Chief Financial Officer, as a senior audit partner at Arthur Andersen, and service on other audit committees, including that of a public company, as well as his educational background, Mr. White brings an understanding of financial statements, financial reporting and internal controls, to our Board of Directors. Mr. White also has management experience in the trucking sector.

Current Director Who is Not Standing for Re-election

Marc E. Becker (38)  has been a director of QDI since June 1998. Mr. Becker is a partner of Apollo. He has been employed with Apollo since 1996 and has served as an officer of certain affiliates of Apollo since 1999. Prior to that time, Mr. Becker was employed by Salomon Smith Barney Inc. within its investment banking division. Mr. Becker serves on several boards of directors including Affinion Group, Inc., Realogy Corporation, SourceCorp, Inc. and Vantium Corp. Mr. Becker was previously a member of the board of directors of UAP Holding Corp., Pacer International Inc., National Financial Partners Corp. and Metals USA Holdings. Mr. Becker brings to QDI’s Board his extensive experience with highly-leveraged companies like QDI, from his time at Apollo, prior investment banking experiences, and board service as well as an understanding of QDI from over 11 years of board service.

OUR BOARD RECOMMENDS A VOTE “FOR” EACH NAMED NOMINEE.

CORPORATE GOVERNANCE

Principles and Governance Guidelines

The Board has adopted and adheres to a Code of Conduct that the board and senior management believe represents sound practices. We have a longstanding belief that ethical behavior and respect for the law are fundamental to our culture and our business practices. It is the foundation of the policies and practices of our Code of Conduct to promote the management of our Company with integrity and in our shareholders’ best interests. We are committed to conducting our business in strict compliance with both the letter and the spirit of the law and with the highest standards of professional and ethical conduct. Each director, officer and employee is responsible for conducting our business in adherence to these high standards. Our Code of Conduct can be found on the Investor Relations section of our website at www.qualitydistribution.com. We regularly post or otherwise make available information on the Investor Relations section of our website that may be important to investors. Information on or linked from our website does not constitute a part of this proxy statement.

Only independent directors currently serve on our Audit Committee, Corporate Governance Committee and Compensation Committee. It is expected that only independent directors will serve on these committees immediately following the annual meeting.

Director Independence

A majority of our Board of Directors is comprised of independent directors under the NASDAQ Rules. Our current independent directors are Messrs. Becker, Crowe, Marchese, Miklich, Rashid, Schumacher and White. It is expected that a majority of Board of Directors will continue to be comprised of independent directors under the NASDAQ Rules following the annual meeting.

Leadership Structure

We believe that the Board’s leadership structure at any time should reflect both the Company’s needs, as well as the unique talents and availability of the Board’s members. Consequently, the Chairman of the Board and Chief Executive Officer positions have been held by a single person in the past but are currently held separately by Mr. White and Mr. Enzor, respectively. We believe that separating these positions currently enables us to best access the insights and trucking industry experience of Mr. White and Mr. Enzor while balancing the other considerations identified above. However, this balance may change in the future.

Risk Oversight

We face a variety of risks, including operational, liquidity, legal and credit risks and risk oversight plays a role in all major board decisions. The Board oversees our risk management process and reviews the risks we face on an ongoing basis. The Board also delegates certain of its risk oversight functions to the Audit Committee. In this regard, one of the Audit Committee’s responsibilities involves overseeing our policies regarding risk assessment and risk management of our internal controls and financial reporting. Additionally, the Board receives regular reports from members of our Enterprise Risk Management Committee (made up of senior management), which meets regularly to identify and address significant risks.

Board Meetings and Committees

The Board has an Audit Committee, a Corporate Governance Committee, a Compensation Committee and an Executive Committee. All of the directors attended 75% or more of the combined total meetings of the Board and the committees on which they served during 2010. We encourage our directors to attend annual meetings of our shareholders. Messrs. Enzor, Marchese, Miklich and Schumacher attended the 2010 annual meeting.

The table below indicates the current membership of each committee and how many times the Board and each committee met in 2010:

	Board	Audit	Corporate Governance	Compensation	Executive
Marc E. Becker	Member
Kevin E. Crowe	Member
Gary R. Enzor	Member
Richard B. Marchese	Member	Member			Member
Thomas R. Miklich	Member	Member
M. Ali Rashid	Member		Chair	Chair	Chair
Alan H. Schumacher	Member	Chair	Member	Member	Member
Thomas M. White	Chair		Member	Member	Member
Number of Meetings	8	7	1	6	8

Audit Committee

The Audit Committee provides assistance to the Board of Directors in fulfilling its legal and fiduciary obligations in matters involving our accounting, auditing, financial reporting, internal control and legal compliance functions. The Audit Committee also oversees the audit activities of our independent registered certified public accounting firm and takes those actions it deems necessary to satisfy itself that the independent registered certified public accounting firm is independent of management. Our Board of Directors has determined that Mr. Schumacher, the Chairman of the Audit Committee for more than six years, is an “audit committee financial expert” as defined by SEC rules. All of the members of the Audit Committee are independent as defined by NASDAQ and SEC rules. The Board, upon recommendation of the Audit Committee, has adopted a written Audit Committee Charter which can be found on the Investor Relations section of our website at www.qualitydistribution.com.

Corporate Governance Committee

The Corporate Governance Committee identifies, evaluates and recommends potential Board and Committee members. The Corporate Governance Committee also develops and recommends to the Board governance guidelines. The Corporate Governance Committee has adopted a Corporate Governance Committee Charter, which can be found on the Investor Relations section of our website at www.qualitydistribution.com.

Compensation Committee

The Compensation Committee administers our compensation program and sets our compensation policies and the forms and amounts of compensation provided to our directors and officers. The Compensation Committee is ultimately responsible for making determinations for salary increases and awards to executive officers. Although management does not participate in the Compensation Committee’s deliberations, the Compensation Committee considers management’s recommendations. The Compensation Committee also reviews and determines salaries and bonuses for our other officers and employees based on management’s input and recommendations. In addition, the Compensation Committee reviews and determines stock-based compensation for our directors, officers and employees and administers our stock incentive plans. The Compensation Committee has adopted a Compensation Committee Charter, which can be found on the Investor Relations section of our website at www.qualitydistribution.com.

Executive Committee

The Executive Committee consults with and advises the officers of the Company in the management of its business and exercises the power and authority of the Board of Directors to direct the business and affairs of the Company in intervals between meetings of the Board, subject to certain exceptions.

DIRECTOR NOMINATION PROCEDURES

The Corporate Governance Committee determines nominees for director. The Corporate Governance Committee does not have a policy with regard to consideration of director candidates recommended by shareholders. The By-Laws of the Company provide that directors shall be elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present. Accordingly, the Company did not believe that it was necessary or appropriate for the Corporate Governance Committee to have such a policy while the Company was controlled by Apollo and its affiliates.

Generally, nominees for director are identified and suggested to the Corporate Governance Committee by the members of the Board or management using their business networks and evaluation criteria they deem important, which may or may not include diversity. The Board and the Corporate Governance Committee have not considered the diversity of, or established any specific minimum experience or diversity qualifications for, director candidates. There are no new director candidates for the 2011 annual meeting of shareholders since all directors standing for re-election are current directors.

SHAREHOLDER COMMUNICATIONS

The Company has a process for shareholders to communicate with the directors. For more information, please see the Investor Relations section of our website at www.qualitydistribution.com.

APPOINTMENT OF INDEPENDENT REGISTERED CERTIFIED PUBLIC ACCOUNTING FIRM

The firm of PricewaterhouseCoopers LLP (“PwC”) served as our independent registered certified public accounting firm for 2010. The Audit Committee has selected PwC to serve as our independent registered certified public accounting firm for 2011. We are submitting our appointment of the independent registered certified public accounting firm for shareholder ratification at this annual meeting.

Our Articles of Incorporation and By-laws do not require that our shareholders ratify the appointment of our independent registered certified public accounting firm. We are doing so because we believe it is a matter of good corporate practice. If our shareholders do not ratify the appointment, the Audit Committee will reconsider whether to retain PwC but may still retain them. Even if the appointment is ratified, the Audit Committee, in its discretion, may change the appointment at any time during the year if it determines that a change in registered certified public accounting firm would be in the best interests of the Company and its shareholders.

Representatives of PwC, who will be present at the annual meeting of shareholders, will have an opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

OUR BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE INDEPENDENT REGISTERED CERTIFIED PUBLIC ACCOUNTING FIRM.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee reviews Quality Distribution’s financial reporting process on behalf of the Board. Management has the primary responsibility for establishing and maintaining adequate internal financial controls, for preparing the financial statements and for the public reporting process. PwC, our independent registered certified public accounting firm for 2010, was responsible for expressing opinions on the conformity of the Company’s audited financial statements with generally accepted accounting principles and its evaluation of the effectiveness of the Company’s internal controls over financial reporting.

In this context, the Audit Committee has reviewed and discussed with management and PwC the audited financial statements for the year ended December 31, 2010 and PwC’s evaluation of the Company’s internal control over financial reporting. The Audit Committee has discussed with PwC the matters that are required to be discussed by Statement on Auditing Standards No. 61 as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T. PwC has provided to the Audit Committee the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding PwC’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed with PwC that firm’s independence. Based on the considerations and the discussions referred to above, the Audit Committee recommended to our Board of Directors that the audited financial statements for the year ended December 31, 2010 be included in our Annual Report on Form 10-K for 2010.

THE AUDIT COMMITTEE

Alan H. Schumacher

Richard B. Marchese

Thomas R. Miklich

FEES PAID TO INDEPENDENT REGISTERED CERTIFIED PUBLIC ACCOUNTING FIRM

IN 2010 AND 2009

Our Audit Committee Charter requires that the Audit Committee be solely and directly responsible for the appointment, compensation, evaluation and oversight of the work of the independent auditors, including but not limited to, approving fees, evaluating the scope of the audit and pre-approving all audit and non-audit services. The aggregate fees billed by PwC were (in millions):

Type of Fees	2010	2009
Audit Fees*	$1.08	$1.14
Audit-Related Fees	—	—
Tax Fees**	0.03	0.04
All Other Fees	—	—

Total	$1.11	$1.18

*	The 2010 and 2009 audit fees include fees for our fiscal year-end audit, review of financial statements included in our Quarterly Reports on Form 10-Q and audit of internal control over financial reporting in accordance with Section 404 of the Sarbanes-Oxley Act of 2002.
**	2010 and 2009 tax fees include consulting fees related to our note offering completed in November 2010 and our exchange offer completed in October 2009.

SECURITY OWNERSHIP OF

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our common stock as of April 1, 2011 (based on shares of common stock outstanding), by:

•	each person known by us to be a beneficial owner of more than 5.0% of our outstanding common stock,

•	each of our directors and director nominees,

•	each of our named executive officers, and

•	all current directors and executive officers as a group.

The amounts and percentage of common stock beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Under the rules of the SEC, a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of such security, or “investment power,” which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days. Under these rules, more than one person may be deemed a beneficial owner of the same securities and a person may be deemed a beneficial owner of securities as to which he or she has no economic interest. The number of shares of common stock outstanding used in calculating the percentage for each listed person includes the shares of common stock underlying options held by such person that are exercisable within 60 days after April 1, 2011, but excludes shares of common stock underlying options held by any other person.

Except as indicated by footnote, the persons named in the table below have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

Name of Beneficial Owner	Shares of Common Stock	Percentage of Class
Gary R. Enzor(1)(2)(3)	699,779	2.93%
Joseph J. Troy(1)(3)	16,600	*
Randall T. Strutz(1)(3)	17,500	*
Marc E. Becker(3)(4)(5)(6)	47,457	*
Kevin E. Crowe(3)(4)(5)(6)	39,155	*
Richard B. Marchese(1)(3)(6)	94,528	*
Thomas R. Miklich(1)(3)(6)	53,532	*
M. Ali Rashid(3)(4)(5)(6)	172,457	*
Alan H. Schumacher(1)(3)(6)	69,528	*
Thomas M. White(3)(4)(5)(6)(7)	228,457	*
All executive officers and directors as a group (12 persons)(8)	1,650,202	6.80%
Apollo Investment Fund III, L.P.(9)	7,882,530	33.49%
FMR, LLC(10)	1,957,329	8.32%

*	Less than 1.0%
(1)	The business address for Messrs. Enzor, Troy, Strutz, Marchese, Miklich, and Schumacher is Quality Distribution, Inc., 4041 Park Oaks Boulevard, Suite 200, Tampa, Florida 33610.
(2)	The shares of Mr. Enzor include restricted stock granted under the 2003 Restricted Stock Incentive Plan, which have voting rights. Mr. Enzor has 40,000 shares granted in June 2007, 10,570 shares granted in December 2007, 22,321 shares granted in December 2008 and 13,157 shares granted in December 2009, all of which vest in equal annual installments over four years beginning December 31 of the year following the grant date. Mr. Enzor was also granted 250,000 shares in November 2009, which vest in equal installments over four years beginning November 4 of the year following the grant date.
(3)

The shares for certain of our current and former executive officers and directors include stock options that have vested as of April 1, 2010 or will vest within 60 days thereafter. Mr. Enzor has 333,445 vested options; Mr. Strutz has 15,000 vested options; Mr. Becker has

10,000 vested options; Mr. Crowe has 12,500 vested options; Mr. Marchese has 47,500 vested options; Mr. Miklich has 10,000 vested options; Mr. Rashid has 47,500 vested options; Mr. Schumacher has 22,500 vested options and Mr. White has 107,500 vested options. Mr. Troy has no vested options.

(4)	The business address for Messrs. Becker, Crowe, Rashid, and White is Apollo Management, L.P., 9 West 57th Street, New York, New York 10019.
(5)	Messrs. Becker and White are each a partner, Mr. Rashid is a principal and Mr. Crowe is an associate of Apollo. Messrs. Becker, Rashid and White are each an officer or director of certain affiliates of Apollo. Although each of Messrs. Becker, Crowe, Rashid and White may be deemed to beneficially own shares owned by Apollo, each such person disclaims beneficial ownership of any such shares.
(6)	The shares for our non-employee directors include restricted stock granted under the 2003 Restricted Stock Incentive Plan, which have voting rights and vest over four years in equal annual installments. These shares were granted in January 2008 and 2009 and in June 2008. Shares granted in November 2009, January 2010 and 2011 vest over two years in equal annual installments. Each of Messrs. Becker, Marchese, Miklich, Rashid, Schumacher and White was granted 6,666 shares in January 2008 and 2,985 shares in June 2008. Each of Messrs. Becker, Marchese, Miklich, Rashid, Schumacher and White was granted 13,651 shares in January 2009. On November 4, 2009, Mr. Rashid was granted 75,000 shares and Mr. White was granted 25,000 shares, Each of Messrs. Becker, Crowe, Marchese, Miklich, Rashid, Schumacher and White was granted 9,803 shares in January 2010. Each of Messrs. Becker, Crowe, Marchese, Miklich, Rashid, Schumacher and White was granted 4,352 shares in January 2011.
(7)	Includes 46,000 shares held in a margin securities account with a brokerage firm.
(8)	The shares for all current executive officers and directors as a group include 747,404 options that have vested or will vest within 60 days of April 1, 2011 and 506,002 unvested restricted shares.
(9)	Includes shares owned by Apollo Overseas Partners III, L.P., a Delaware limited partnership, and Apollo (U.K.) Partners III, L.P., a limited partnership organized under the laws of the United Kingdom. Also includes 85,521 shares owned by an institutional investor as to which Apollo has sole voting power pursuant to the irrevocable proxy granted by such institutional investor in the Amended and Restated Common and Preferred Stock Purchase and Shareholder Agreement, dated as of August 28, 1998 thereto as amended by Amendment No. 1 dated April 2, 2002. That document provides that in no event shall the grant of the proxy be effective to the extent that the voting power of the proxy, when combined with the voting power of Apollo Investment Fund III, L.P., Apollo Overseas Partners III, L.P., or Apollo (U.K.) Partners III, L.P. exceeds 79.99% of the voting power of QDI. The address of Apollo Investment Fund III, L.P. is c/o Apollo Advisors III, L.P., Two Manhattanville Road, Purchase, New York 10577.
(10)	Based solely on information obtained from a Schedule 13G filed by FMR, LLC with the SEC on or about February 14, 2011 and without independent investigation of the disclosure contained therein. The business address of FMR, LLC is 82 Devonshire Street, Boston, Massachusetts 02109. Fidelity Management & Research Company is the wholly-owned subsidiary of FMR, LLC and beneficially owns 1,957,329 shares. Voting power for all 1,957,329 shares resides with the Fund’s Board of Trustees. Edward C. Johnson, III and members of his family own, directly or through trusts, Series B voting common shares of FMR, LLC, representing 49% of the voting power of FMR, LLC and may be deemed to be the controlling members of FMR, LLC. The report is filed jointly by FMR, LLC, Edward C. Johnson, III, Fidelity Management & Research Company and Fidelity Small Cap Stock Fund. The address for Mr. Johnson, Fidelity Management and the Fund is the same as FMR, LLC.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth the total compensation to our Chief Executive Officer and our two other most highly compensated executive officers (the “Named Executive Officers”) for 2010 and 2009.

Name and Principal Position	Year		Salary ($)	Bonus ($)		Stock Awards ($)(1)(2)	Option Awards ($)(1)(3)	All other Compensation ($)(4)	Total ($)
Gary R. Enzor	2010		350,000	397,500	(5)	—	—	6,478	753,978
Chief Executive Officer	2009		350,000	200,000		1,004,997	702,348	783	2,258,128
Joseph J. Troy	2010	(6)	91,346	—		—	553,500	1,342	646,188
Executive Vice President and Chief Financial Officer
Randall T. Strutz	2010	(7)	145,385	81,323	(5)	—	283,800	2,254	512,762
Senior Vice President

(1)	The assumptions used in determining the compensation expense under Financial Accounting Standards Board ASC 718 (“ASC 718”) can be found in Note 19 to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2010.
(2)	Stock Award amounts equal the aggregate grant date fair value pursuant to ASC 718 for the restricted stock grants in 2009.
(3)	Option Award amounts for 2010 include the aggregate grant date fair value pursuant to ASC 718 for stock option grants in 2010. Option Award amounts for 2009 include the aggregate grant date fair value pursuant to ASC 718 for stock option grants in 2009 as well as the incremental fair value for certain stock options awarded in connection with an option exchange completed on March 11, 2009.
(4)	Amounts shown for 2010 represent employer contributions to the 401(k) plan and employer paid premiums for group term life insurance. Amounts shown for 2009 represent employer paid premiums for group term life insurance.
(5)	Mr. Enzor’s bonus amount for 2010 represents a retention bonus of $192,500 paid in 2010 plus a bonus of $205,000 awarded by the compensation committee for Quality’s 2010 performance. Mr. Strutz’s bonus amount for 2010 represents a signing bonus of $31,323 paid in 2010 plus a bonus of $50,000 awarded by the Compensation Committee for Quality’s 2010 performance.
(6)	Mr. Troy joined the Company on August 2, 2010.
(7)	Mr. Strutz joined the Company April 5, 2010.

Current Executive Officers

We are led by a team of executives that is chosen by the Board of Directors. Currently, we have five executive officers. Set forth below is biographical information for our executive officers other than Mr. Enzor, whose biographical information is included with our other directors.

Stephen R. Attwood (59)  joined QDI in July 2008 as Senior Vice President and Chief Financial Officer, and was named President and Chief Operating Officer in July 2010. Prior to joining QDI, Mr. Attwood served as Controller and Vice President of Swift Transportation Co., Inc. Previously, Mr. Attwood held senior management positions with Dell Computer and AlliedSignal Inc. (now Honeywell International, Inc.).

Jonathan C. Gold (47)  joined QDI in January 2005 and has served as our Senior Vice President, General Counsel and Secretary since April 1, 2007. Prior to his employment with the Company, Mr. Gold served as corporate counsel with CSX Transportation, Inc. and Vice President, General Counsel and Secretary with Softmart, Inc. In addition, Mr. Gold was in private practice in Washington, D.C. and served as Judicial Clerk to U.S. District Judge Harvey E. Schlesinger. Mr. Gold retired from the U.S. Army Reserve in 2007 after more than 20 years of active and reserve service and is a decorated veteran of Operation Iraqi Freedom.

Randall T. Strutz (46)  joined QDI in April of 2010 and serves as the Senior Vice President of Sales and New Business Development. Before joining QDI, Mr. Strutz held the position of Chief Executive Officer with Morgan Systems, Inc., a start-up third party logistics provider, from 2008 to 2010. Prior to Morgan Systems, Mr. Strutz worked at Pacer International from 2001 to 2007 where he held the positions of Chief Commercial Officer as well as the President of Rail Brokerage and Chief Operating Officer. From 1988 through 2001 Mr. Strutz held the positions of Financial Manager, Plant Controller, Logistic Manager, Manufacturing Manager, and Plant Manager for Thomson, S.A. Mr. Strutz also worked at Price Waterhouse from 1986 to 1988.

Joseph J. Troy (47)  joined QDI in August 2010 as Executive Vice President and Chief Financial Officer. Prior to joining QDI, Mr. Troy was Chairman and Chief Financial Officer of GuardianLion Wireless, LLC, a developer of unique personal locator devices from January 2009 through August 2010. From 2000 to 2008, Mr. Troy held a variety of senior executive positions and roles at Walter Industries, Inc. (predecessor to Walter Energy, Inc.) over his tenure with the company, including Executive Vice President & Chief Financial Officer, Treasurer, Business Development/M&A, President & CEO of Walter’s residential mortgage business. Prior to Walter Industries, Mr. Troy held various banking positions with NationsBank and its predecessor institutions.

Narrative Disclosure

Our Named Executive Officers have employment agreements that govern their base pay and non-equity incentive plan compensation. Neither Mr. Enzor nor any of our other executive officers were granted increases in their salaries for 2010. Mr. Enzor received a cash retention bonus for service through the date of payment in 2010and Mr. Srutz received a signing bonus in 2010. Mr. Troy and Mr. Strutz joined the company during 2010 and their compensation, including stock option grants, reflect their respective employment agreements entered into when they joined the company. Messrs. Enzor and Stutz also received annual cash bonuses based on 2010 performance. Additional information regarding the compensation of each Named Executive Officer follows.

Gary R. Enzor.  On November 3, 2004, QDI entered into an employment agreement with Mr. Enzor to perform the duties of Executive Vice President and Chief Operating Officer. On November 9, 2005, QDI appointed Mr. Enzor as its President and on June 14, 2007, Mr. Enzor assumed the role of Chief Executive Officer, at which time his employment agreement was amended. Mr. Enzor continues to serve as QDI’s President. Under his employment agreement, Mr. Enzor is entitled to a base salary of $350,000 per annum and with an annual cash bonus eligibility of up to 80% of his base salary. For 2010, Mr. Enzor received a retention bonus of $192,500 and a bonus of $205,000 awarded by the Compensation Committee for Quality’s 2010 performance. Under his employment agreement, Mr. Enzor also received $50,000 in value of restricted stock on December 14, 2009, based on the closing price of QDI’s common stock on the grant date. In 2009, Mr. Enzor was granted stock options covering 50,000 shares of common stock on January 29, 2009 with an exercise price equal to $2.47, the closing price of QDI’s common stock on January 29, 2009 and stock options covering 250,000 shares of common stock on November 4, 2009 at an exercise price equal to $3.82, the closing price of QDI’s common stock on November 4, 2009. Additionally, in connection with the Option Exchange, Mr. Enzor received stock options covering 8,560 shares of common stock on March 11, 2009 at an exercise price equal to $1.25, the closing price of QDI’s common stock on March 11, 2009, in exchange for 21,400 stock options with an exercise price of $13.06. On November 4, 2009, Mr. Enzor was also granted 250,000 shares of restricted stock with a grant date fair value of $3.82 per share based on the closing price of QDI’s common stock on the grant date. The stock options and shares of restricted stock vest in equal annual installments over four years on the anniversary of the grant date. Mr. Enzor did not receive grants of stock options or restricted shares in 2010.

Under his employment agreement, Mr. Enzor will also be entitled to receive his base salary for two years and the balance of any awarded, but unpaid, annual cash bonus or other incentive awards and to continue medical and other benefits, if his employment is terminated without cause or if he resigns for good reason.

Joseph J. Troy.  On July 16, 2010, Mr. Troy entered into an employment agreement to serve as Executive Vice President and Chief Financial Officer of QDI commencing August 2, 2010. Pursuant to his agreement, Mr. Troy is entitled to receive an annual base salary of $250,000. He is eligible to receive an annual bonus with a target opportunity equal to 50% of his base salary. Also under his employment agreement, Mr. Troy was granted stock options covering 135,000 shares of common stock on August 2, 2010 with an exercise price equal to $6.52, the closing price of QDI’s common stock on August 2, 2010. These options vest in equal annual installments over four years.

Under his employment agreement, Mr. Troy will also be entitled to receive his base salary for one year and his target bonus for the year in which he is terminated prorated through the date of termination, and to continue medical and other benefits, if his employment is terminated without cause or if he resigns for good reason.

Randall T. Strutz.  On March 12, 2010, QDI entered into an employment agreement with Mr. Strutz to perform duties of Senior Vice President Sales with a base salary of $210,000 commencing on April 5, 2010. In addition, Mr. Strutz received a signing bonus of $31,323. He is eligible to receive an annual bonus with a target opportunity equal to 40% of his base salary. For 2010, Mr. Strutz received a bonus of $50,000 awarded by the Compensation Committee for Quality’s 2010 performance. Mr. Strutz is entitled to the reimbursement of certain of his relocation expenses once incurred. Under his employment agreement, Mr. Strutz was granted stock options covering 60,000 shares of common stock on April 5, 2010 with an exercise price equal to $7.38, the closing price of QDI’s common stock on April 5, 2010. The options vest in equal annual installments over four years.

Under his employment agreement, Mr. Strutz will also be entitled to receive his base salary for one year and his target bonus for the year in which he is terminated prorated through the date of termination, and to continue medical and other benefits, if his employment is terminated without cause or if he resigns for good reason.

Change in Control Benefits

A change of control by itself does not trigger any benefit to any of the Named Executive Officers that have employment agreements. Rather, they would be entitled to cash benefits only if a termination without cause of their respective employment or a resignation by the executive for good reason occurs within one year of such change of control. Additionally, under the terms of the 2003 Restricted Stock Incentive Plan and the 2003 Stock Option Plan, any unvested shares of restricted stock and options held by any award recipient automatically vest upon the first anniversary of a change in control or the earlier termination of the employment of the award recipient, unless employment is terminated for cause in either case.

Outstanding Equity Awards at Fiscal Year-End 2010

The following table provides information on the holdings of stock options and stock awards by the named executives at December 31, 2010. This table includes unexercised and unvested option awards and unvested stock awards.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable (1)	Option Exercise Price ($)	Option Expiration Date	Stock Award Grant Date	Number of Shares that have not Vested (#) (2)	Market Value of Shares of Stock that have not Vested ($) (3)
Gary R. Enzor	200,000		5.15	11/3/2014
	25,000		6.68	11/9/2015
	8,332	16,668	4.50	1/2/2018
	12,500	37,500	2.47	1/29/2019
	2,140	6,420	1.25	3/11/2019
	62,500	187,500	3.82	11/4/2019
					6/14/2007	10,000	90,900
					12/13/2007	2,643	24,025
					12/13/2008	11,161	101,453
					11/4/2009	187,500	1,704,375
					12/14/2009	6,579	59,803
Joseph J. Troy		135,000	6.52	8/2/2020
Randall T. Strutz		60,000	7.38	4/5/2020

(1)	Mr. Enzor’s unvested options expiring:

January 2, 2018 vest 50% on each January 2 beginning January 2, 2011.

January 29, 2019 vest 33.3% on each January 29 beginning January 29, 2011.

March 11, 2019 vest 33.3% on each March 11 beginning March 11, 2011.

November 4, 2019 vest 33.3% on each November 4 beginning November 4, 2011.

Mr. Troy’s unvested options vest 25% on each August 2 beginning August 2, 2011.

Mr. Strutz’s unvested options vest 25% on each April 5 beginning April 5, 2011.

(2)	Mr. Enzor’s unvested shares of restricted stock vest as follows:

Awarded June 2007 – vest on June 14, 2011.

Awarded December 2007 – vest on December 31, 2011.

Awarded December 2008 – vest 50% on December 31, 2011 and 2012.

Awarded November 2009 – vest 33.3% on each November 4 beginning November 4, 2011.

Awarded December 2009 – vest 33.3% on each December 31 beginning December 31, 2011.

(3)	Market value was determined by multiplying the number of shares set forth in the preceding column by $9.09, the closing price of QDI’s common stock as reported on the NASDAQ Global Market on December 31, 2010, the last trading day of the year.

Director Compensation Table for 2010

In 2010, QDI’s directors received a cash retainer of $50,000, paid in quarterly installments, and awards of restricted stock of $40,000 in value except Mr. Enzor, who is compensated as described above. The restricted stock awards vest in two equal annual installments beginning on the first anniversary of the grant date.

During 2010, directors received board and committee meeting attendance fees ranging from $1,500 to $2,500 per meeting based upon chairmanship, the type of meeting and the rate applicable when the meeting was held. In addition, committee chairs and the chairman of the board received annual retainers ranging from $11,250 to $33,750 depending upon how many committees chaired. Non-employee directors are not entitled to retirement benefits, incentive compensation or perquisites. All directors are reimbursed for their out-of-pocket expenses for meeting attendance. The following table sets forth total compensation to persons serving as QDI’s directors at any time during 2010. All of these individuals have served as QDI’s directors throughout 2010.

Name(1)	Fees Earned or Paid in Cash ($)	Stock Awards ($)(2)	Total ($)
Marc E. Becker (3)	62,000	40,000	102,000
Kevin E. Crowe(4)	60,500	40,000	100,500
Richard B. Marchese(5)	84,500	40,000	124,500
Thomas R. Miklich(6)	71,000	40,000	111,000
M. Ali Rashid(7)	140,750	40,000	180,750
Alan H. Schumacher(8)	115,250	40,000	155,250
Thomas M. White(9)	108,250	40,000	148,250

(1)	Because Mr. Enzor was a Named Executive Officer in 2010, his compensation is reflected under the Summary Compensation Table.
(2)	Stock Award amounts equal the aggregate grant date fair value pursuant to ASC 718 for restricted stock grants in 2010. The assumptions used in determining the compensation expense under ASC 718 can be found in Note 19 to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2010.
(3)	During 2010, Mr. Becker received an award of 9,803 shares of restricted stock. As of December 31, 2010, Mr. Becker held 33,105 shares of restricted stock, of which 9,730 shares had vested, and 20,000 options to purchase common stock, 5,000 of which were exercisable.
(4)	During 2010, Mr. Crowe received an award of 9,803 shares of restricted stock. As of December 31, 2010, Mr. Crowe held 9,803 shares of restricted stock, none of which was vested, and 25,000 options to purchase common stock, 12,500 of which were exercisable.
(5)	During 2010, Mr. Marchese received an award of 9,803 shares of restricted stock. As of December 31, 2010, Mr. Marchese held 42,676 shares of restricted stock, of which 18,726 shares had vested, and 60,000 options to purchase common stock, 47,500 of which were exercisable.
(6)	During 2010, Mr. Miklich received an award of 9,803 shares of restricted stock. As of December 31, 2010, Mr. Miklich held 39,180 shares of restricted stock, of which 15,230 shares had vested, and 20,000 options to purchase common stock, 5,000 of which were exercisable.
(7)	During 2010, Mr. Rashid received an award of 9,803 shares of restricted stock. As of December 31, 2010, Mr. Rashid held 108,105 shares of restricted stock, of which 47,230 shares had vested, and 95,000 options to purchase common stock, 42,500 of which were exercisable.
(8)	During 2010, Mr. Schumacher received an award of 9,803 shares of restricted stock. As of December 31, 2010, Mr. Schumacher held 42,676 shares of restricted stock, of which 18,726 shares had vested, and 35,000 options to purchase common stock, 22,500 of which were exercisable.
(9)	During 2010, Mr. White received an award of 9,803 shares of restricted stock. As of December 31, 2010, Mr. White held 58,105 shares of restricted stock, of which 22,230 shares had vested, and 175,000 options to purchase common stock, 70,000 of which were exercisable.

For 2011, our directors other than Mr. Enzor will be entitled to receive a cash retainer of $50,000, payable in quarterly installments, and restricted stock of $40,000 in value, which was awarded on January 3, 2011. In addition, each director who also serves as the chair of a committee or the Board of Directors will receive an additional cash retainer of $12,500. All of our directors will receive $1,500 per Board of Directors’ meeting attended and $1,500 per committee meeting attended. The chairman of each committee and the chairman of the board will receive $2,500 per committee meeting.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Two of our customers (Hexion Specialty Chemicals and Momentive Performance Materials) are controlled by Apollo. Revenues from these two customers were $15.0 million, $12.6 million and $15.0 million in 2010, 2009 and 2008, respectively. All pricing with the companies controlled by Apollo was based on market rates, including such factors as total expected revenue to be generated by the customer, number of loads to be hauled and the number of miles to be driven.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, executive officers and holders of more than 10% of the Company’s common stock to file with the SEC reports regarding their ownership and changes in ownership of our securities. The Company is not aware that, during 2010, any of its directors, executive officers or 10% shareholders failed to timely file any reports required to be filed by Section 16(a) of the Exchange Act. In making these statements, the Company has relied upon examination of the copies of Forms 3, 4, and 5, and amendments thereto, provided to the Company and the written representations of its directors, executive officers and 10% shareholders.

NOTICE OF SHAREHOLDER PROPOSALS

Shareholders who wish to include a proposal in our proxy statement and proxy card relating to the 2011 annual meeting should deliver a written copy of their proposal to our principal executive offices no later than December 21, 2011 (which is 120 calendar days before the anniversary of the date of this proxy statement). Proposals must comply with the SEC proxy rules relating to shareholder proposals in order to be included in our proxy materials. If the date of next year’s annual meeting is moved more than 30 days before or after May 24, 2012 (which is the anniversary of this year’s annual meeting), we must receive notice of the shareholder proposal within a reasonable time before we begin to print and mail our proxy materials. All shareholder proposals should be sent to 4041 Park Oaks Boulevard, Suite 200, Tampa, Florida, 33610, Attention: Jonathan C. Gold, Corporate Secretary.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR

THE SHAREHOLDERS MEETING TO BE HELD ON MAY 24, 2011

The Proxy Statement, Notice of Annual Meeting, Proxy Card and the Company’s 2010 Annual Report are available at the Investor Relations section of our website at www.qualitydistribution.com.

For directions to attend the Annual Meeting in person, please contact Joan Rodgers at (800) 282-2031.

OTHER MATTERS

As of the date of this proxy statement, our Board does not anticipate that other matters will be brought before the annual meeting. If, however, other matters are properly brought before the annual meeting, the persons appointed as proxies will have the discretion to vote or act thereon according to their best judgment.

Holders of common stock are requested to complete, sign, and date the accompanying proxy card and promptly return it to our transfer agent in the enclosed addressed, postage paid envelope.

By Order of the Board of Directors

Gary R. Enzor

Chief Executive Officer

Dated: April 19, 2011

QUALITY DISTRIBUTION, INC.

4041 Park Oaks Boulevard, Suite 200

Tampa, Florida 33610

ANNUAL MEETING OF SHAREHOLDERS – May 24, 2011

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of Quality Distribution, Inc. (the “Company”) hereby appoints Gary R. Enzor and Joseph J. Troy and each of them, as true and lawful proxies with full power of substitution for the undersigned and in the undersigned’s name, place and stead, to represent and vote, as designated below, all of the common stock of the Company held of record by the undersigned on April 7, 2011, at the Annual Meeting of Shareholders to be held at the Hilton Garden Inn, located at 10309 Highland Manor Drive, Tampa, Florida 33610, at 10:00 a.m., Eastern Time, on Tuesday, May 24, 2011, or any adjournment or postponement thereof, upon all matters that may properly come before the meeting, including all matters described in the Company’s Notice of Annual Meeting of Shareholders and Proxy Statement, dated April 19, 2011, subject to any directions noted on the reverse side of this card. If any nominee for director should be unavailable for election as a result of an unexpected occurrence, the foregoing proxies will vote for election of a substitute nominee proposed by the Board of Directors.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, the proxy will be voted FOR ALL nominees in Proposal 1 and FOR Proposal 2. Should any other matter requiring a vote of the shareholders arise, the proxies named above are authorized to vote in accordance with their best judgment in the interest of the Company. The tabulator cannot vote your shares unless you sign and return this card.

(IMPORTANT: Please sign and date on reverse)

QUALITY DISTRIBUTION, INC.

PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES.

1.	Election of Directors:

Kevin E. Crowe

Gary R. Enzor

Richard B. Marchese

Thomas R. Miklich

M. Ali Rashid

Alan H. Schumacher

Thomas M. White

• For All	☐
• Withhold All	☐
• For All Except	☐

(INSTRUCTION : To withhold authority to vote for any individual nominee, write the name(s) of such nominee(s) below.)

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE INDEPENDENT REGISTERED CERTIFIED PUBLIC ACCOUNTANT.

2.	Ratification of the Appointment of PricewaterhouseCoopers LLP as the Independent Registered Certified Public Accounting Firm for 2011:

• For	☐
• Against	☐
• Abstain	☐

3.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting of Shareholders.

Date:

Signature(s)

Please sign exactly as your name appears on your stock certificate. Joint owners should each sign individually. A corporation should sign the full corporate name by a duly authorized officer and affix the corporate seal. A partnership should sign the full partnership name by a duly authorized person. When signing as an attorney, executor, administrator or guardian, please give full title as such.

YOUR VOTE IS IMPORTANT!

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY

USING THE ENCLOSED ENVELOPE.